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TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Forest Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Forest Oil Corporation
1600 Broadway, Suite 2200
Denver, Colorado 80202

        April 2, 2003

Dear Shareholder:

        We cordially invite you to our Annual Meeting of Shareholders. The meeting will be held on Thursday, May 8, 2003, at 9:00 a.m., M.D.T., at the Colorado State Bank Building, 1600 Broadway, Suite 590, Denver, Colorado 80202.

        At this year's meeting, you will be asked to vote on the election of two Class III directors and one Class I director, the approval of an amendment of the Company's 2001 Stock Incentive Plan and the ratification of KPMG LLP's appointment as our independent auditors. Our board of directors unanimously recommends that you vote "FOR" each of these proposals.

        We have attached a notice of meeting and a Proxy Statement that contains more information about each of these proposals and the meeting, including:

  •
  the different methods you may use to vote, including the telephone and Internet, and

  •
  how to revoke a proxy that you have already submitted.

        If you plan to attend, please mark the appropriate box on your proxy card to help us plan for the meeting.

        Your vote is important. We encourage you to sign and return your proxy card, or use the telephone or Internet voting procedures, before the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        Thank you for your continued interest in Forest Oil.

Robert S. Boswell Chairman of the Board and Chief Executive Officer

Forest Oil Corporation
1600 Broadway, Suite 2200
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 8, 2003

To the Shareholders of
    FOREST OIL CORPORATION:

        As a shareholder of Forest Oil Corporation, a New York corporation, you are invited to be present in person or to be represented by proxy at the Annual Meeting of Shareholders, to be held at the Colorado State Bank Building, 1600 Broadway, Suite 590, Denver, Colorado 80202, on Thursday, May 8, 2003, at 9:00 a.m., M.D.T., for the following purposes:

  1.
  To elect two Class III directors and one Class I director;
  2.
  To consider and vote upon the approval of an amendment of the Company's 2001 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder, to modify certain award limits within the Plan and to limit the term of stock options to ten years;
  3.
  To consider and vote upon the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and
  4.
  To transact such other business as may be properly brought before the meeting and any adjournments or postponements of the meeting.

        Our Board of Directors has set March 21, 2003 as the record date for the meeting. This means that record owners of our common stock at the close of business on that date are entitled to:

  •
  receive this notice of the meeting, and
  •
  vote at the meeting and any adjournments or postponements of the meeting.

        It is important that your shares be represented at the meeting. We encourage each shareholder to promptly sign and return the enclosed proxy card or to use the telephone or Internet voting procedures described in the accompanying Proxy Statement. See our question and answer section for information about voting by telephone or the Internet, how to revoke a proxy, and how to vote your shares in person.

By Order of the Board of Directors,

NEWTON W. WILSON III Secretary
Denver, Colorado, April 2, 2003

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS AND VOTING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
Director Compensation
Director Indemnification
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL HOLDERS OF SECURITIES
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Summary Compensation Table
Stock Option Grants During 2002
Year-End Stock Option Values
Equity Compensation Plan Information
Summary Description of Non-Shareholder Approved Equity Arrangements
Pension Plan
Employment Contracts, Terminations of Employment and Change of Control Arrangements
Deferred Compensation Plans
Compensation Committee Interlocks and Insider Participation
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
PROPOSAL NO. 2—AMENDMENT OF 2001 STOCK INCENTIVE PLAN
PROPOSAL NO. 3—APPOINTMENT OF INDEPENDENT AUDITORS
ADJOURNMENT OF THE ANNUAL MEETING
SHAREHOLDER PROPOSALS
GENERAL AND OTHER MATTERS
COSTS OF SOLICITATION AND OTHER MATTERS
APPENDIX A—FOREST OIL CORPORATION 2001 STOCK INCENTIVE PLAN AS AMENDED

i

Forest Oil Corporation
1600 Broadway, Suite 2200
Denver, Colorado 80202

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 8, 2003

        These proxy materials are furnished to you in connection with the solicitation of proxies by and on behalf of the Board of Directors of Forest Oil Corporation (sometimes referred to as the "Company" or "Forest"), for use at the 2003 Annual Meeting of Shareholders of the Company. The meeting will be held at the Colorado State Bank Building, 1600 Broadway, Suite 590, Denver, Colorado 80202, on May 8, 2003, at 9:00 a.m., M.D.T. The proxies also may be voted at any adjournments or postponements of the meeting.

        We are first sending these proxy materials to our shareholders on or about April 2, 2003.

        All properly executed written proxies, and all properly completed proxies submitted by telephone or the Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to the meeting.

        Only owners of record of shares of our common stock at the close of business on March 21, 2003 are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. On March 21, 2003, there were 48,165,013 shares of our common stock issued and outstanding.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS AND VOTING

Q:
What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at our annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, and certain other required information. Information about our business and operations is included in our Annual Report to Shareholders for the fiscal year ended December 31, 2002, which is enclosed with these proxy materials.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Robert S. Boswell, Chairman of the Board and Chief Executive Officer of the Company, and Newton W. Wilson III, Senior Vice President—Legal Affairs and Secretary of the Company, have been designated as proxies for our 2003 Annual Meeting of Shareholders.

Q:
What is the record date and what does it mean?

A:
The record date for the 2003 Annual Meeting of Shareholders is March 21, 2003. The record date is established by our Board of Directors as required by New York law. Owners of record of our common stock at the close of business on the record date are entitled:

•
to receive notice of the meeting, and

•
to vote at the meeting and any adjournments or postponements of the meeting.

Q:
What proposals will be voted on at the meeting?

A:
There are three proposals scheduled to be voted on at the meeting:

•
the election of two Class III directors and one Class I director;

•
the approval of an amendment of the Company's 2001 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder, to modify certain award limits within the Plan and to limit the term of stock options to ten years; and

•
the ratification of the appointment of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2003.

Q:
What happens if additional proposals are presented at the meeting?

A:
Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Boswell and Wilson, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Q:
What is the difference between a shareholder of record and a shareholder who holds stock in "street name"?

A:
Most of our shareholders hold their shares through a brokerage firm, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held beneficially through a brokerage account, bank or other nominee.

  If your shares are registered in your name with our transfer agent, Mellon Investor Services, you are a shareholder of record, and you are receiving these proxy materials directly from us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

  If your shares are held in a brokerage account, by a bank or other nominee (commonly referred to as being held in "street name"), you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank, or nominee as the shareholder of record.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and you are also invited to attend the meeting. Your broker will vote your shares of common stock on the proposals in accordance with the instructions you provide on how to vote your shares. You should follow the directions your broker provides in order to instruct your broker how to vote your shares.

Q:
What happens if I do not give voting instructions to my broker?

A:
Brokers who hold shares for the accounts of their clients may vote such shares in their own discretion if no instructions are received, if permitted by the stock exchange or other organization of which they are members. Brokers that are members of the New York Stock Exchange (the exchange on which our common stock is traded) are permitted to vote a client's proxy in their own discretion as to the election of directors and ratification of independent auditors. Brokers that are members of the New York Stock Exchange are also permitted to vote a client's proxy in their own discretion with respect to the approval of the amendment of the 2001 Stock Incentive Plan.

  If you do not provide instructions to your broker and your broker does not have discretionary authority to vote your shares, your shares will not be voted on the proposals, and will have no effect on the results of the vote. See below, "What is a broker non-vote?"

Q:
Can I vote my shares in person at the meeting?

A:
Shares held directly in your name as the shareholder of record can be voted in person at the annual meeting. Shares held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. In addition, if you plan to vote in person at the meeting, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the annual meeting in person, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you can vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by toll-free telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

  By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

  By Toll-Free Telephone—If you live in the United States or Canada, you may submit your proxy using a touch-tone telephone by following the telephone voting instructions on the proxy card.

  By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign the proxy card but do not provide instructions, your shares will be voted as described below in "What if I do not specify my choice for a matter when returning my proxy?" If you sign the voting instruction card of your broker or nominee but do not provide instructions, your shares will not be voted, unless your broker has discretionary authority to vote. See below, "What is a broker non-vote?"

Q:
What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A:
In voting on the election of the two Class III director nominees to serve until our 2006 Annual Meeting of Shareholders and one Class I director nominee to serve until our 2004 Annual Meeting of Shareholders, you may vote in one of the following ways:

•
in favor of all nominees,

•
withhold votes as to all nominees, or

•
withhold votes as to specific nominees.

  Directors will be elected by a plurality of the votes, provided that the quorum requirements for the meeting are met. Instructions to "withhold" votes will be counted for purposes of determining the number of votes cast, but will not otherwise have an effect on the outcome of the vote for the election of directors.

  Our Board of Directors recommends a vote "FOR" each of the nominees.

Q:
Is cumulative voting permitted?

A:
No, you are not entitled to cumulate your votes in the election of directors.

Q:
What are my voting choices when voting on the amendment of the 2001 Stock Incentive Plan and what vote is needed to approve the amendment?

A:
In voting on the amendment of the 2001 Stock Incentive Plan, you may vote in one of the following ways:

•
in favor of the amendment,

•
against the amendment, or

•
abstain from voting on the amendment.

  The amendment of the 2001 Stock Incentive Plan will be approved by the affirmative vote of a majority of the votes cast, provided that the quorum requirements for the meeting are met.

  Our Board of Directors recommends a vote "FOR" the amendment of the 2001 Stock Incentive Plan.

Q:
What are my voting choices when voting on the ratification of the appointment of KPMG LLP and what vote is needed to ratify their appointment?

A:
In voting on the ratification of the appointment of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2003, you may vote in one of the following ways:

•
in favor of the ratification,

•
against the ratification, or

•
abstain from voting on the ratification.

  The appointment of KPMG LLP will be ratified by the affirmative vote of a majority of the votes cast, provided that the quorum requirements for the meeting are met.

  Our Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as our independent auditors.

Q:
How can I revoke my proxy?

A:
If you are a holder of record and you later determine that you will be present at the Annual Meeting or for any other reason desire to revoke your proxy, you may do so by any one of the following four actions:

•
by giving written notice prior to the meeting to our Secretary at 1600 Broadway, Suite 2200, Denver, Colorado 80202,

•
by delivering a later-dated proxy prior to the meeting,

•
by using the telephone or Internet voting procedures described in the enclosed proxy card prior to the meeting, or

•
by giving notice to the Secretary at the meeting before the proxy is voted.

Q:
What if I do not specify my choice for a matter when returning my proxy?

A:
You should specify your choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted "FOR" the election of all director nominees, "FOR" the proposal to approve the amendment of the 2001 Stock Incentive Plan and "FOR" the proposal to ratify the appointment of KPMG LLP as our independent auditors.

Q:
What is a "broker non-vote"?

A:
A "broker non-vote" occurs if a broker or other nominee has not received instructions from you with respect to a particular matter to be voted on and that broker or nominee does not otherwise have discretionary authority to vote on that matter. Brokers that are members of the New York Stock Exchange (the exchange on which our common stock is traded) are permitted to vote a client's proxy in their own discretion as to the election of directors and ratification of independent auditors as well as the approval of the amendment of the 2001 Stock Incentive Plan.

Q:
How will abstentions and broker non-votes be counted?

A:
Abstentions and broker non-votes will have no effect on the result of the votes on the proposals. Under the laws of New York, our state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered "votes cast." Thus, the proposals to approve the amendment of the 2001 Stock Incentive Plan and to ratify the appointment of KPMG LLP as our independent auditors and any other matter that may come before the meeting that requires a majority of the votes cast will be adopted if the votes cast for the matter exceed the votes cast against that matter so long as the quorum requirements for the meeting are met. See below "What is the quorum requirement for the meeting?"

Q:
Who counts the votes?

A:
A representative of Mellon Investor Services, our transfer agent, will tabulate the votes and act as the inspector of election.

Q:
Where can I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2003.

Q:
What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting the proposed business is a majority of the outstanding shares entitled to be voted and present in person or represented by proxy. Therefore, all shareholders are urged to attend the meeting or to be represented at the meeting by proxy. All shares that are voted "FOR" or "against" any matter or votes that are "withheld" from any matter, as well as abstentions and broker non-votes, are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

Q:
May I propose actions for consideration at next year's annual meeting of shareholders?

A:
Yes, you may submit proposals for consideration at future shareholder meetings. In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for next year's annual meeting, the written proposal must be received by us no later than December 3, 2003. The proposal will need to comply with the regulations of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Q:
Whom should I contact with questions?

A:
If you have any questions about this Proxy Statement or the meeting, please contact Newton W. Wilson III, our Secretary.

Q:
Where may I obtain additional information about Forest Oil Corporation?

A:
We refer you to our 2002 Annual Report to Shareholders enclosed with these proxy materials, which includes our Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. Our Annual Report on Form 10-K, including the financial statements, the schedules and any amendments and any documents incorporated by reference in our Annual Report on Form 10-K will be sent to you without charge upon written request. If you would like to receive any additional information, please contact our Secretary at 1600 Broadway, Suite 2200, Denver, Colorado 80202 or by telephone at 303.812.1400. The Annual Report to Shareholders is not considered a part of the proxy solicitation materials.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Bylaws provide that the Board of Directors shall be divided into three classes, Class I, Class II and Class III, whose terms of office expire at different times in annual succession. The Bylaws allow our Board to establish the number of directors from time to time by resolution passed by a majority of the whole Board, provided that the number of directors shall not be less than six or more than fifteen.

        Currently the number of directors is eight. In 2003, the Board of Directors decreased the size of the Company's Board of Directors from eleven to eight. Philip F. Anschutz, a Class I director with a term expiring at the Annual Meeting of Shareholders in 2004, and Stephen A. Kaplan, a Class III director with a term expiring at the Annual Meeting of Shareholders in 2003, both resigned in January 2003. Michael B. Yanney, a Class I director with a term expiring at the Annual Meeting of Shareholders in 2004, resigned in February 2003. Following the resignations of Messrs. Anschutz, Kaplan and Yanney, Class I had one director, Class II had four directors, and Class III had three directors. In order to balance the number of directors included in the three classes, the Board of Directors elected Cortlandt S. Dietler, simultaneously upon his withdrawal as a Class II director, to fill a vacant director position in Class I and to stand for reelection at the 2003 Annual Meeting of Shareholders as a Class I director with a term expiring at the Annual Meeting of Shareholders in 2004. As a result of these actions, Class I has two members, Class II has three members, and Class III has three members.

        Generally, each class of directors is elected for a term expiring at the annual meeting of shareholders to be held three years after the date of their election. The Class III directors were elected at the 2000 Annual Meeting of Shareholders. The terms of the three Class III directors, Robert S. Boswell, William L. Britton, and Cannon Y. Harvey, will expire at the 2003 Annual Meeting of Shareholders. Mr. Harvey is not standing for reelection at the Annual Meeting. Messrs. Boswell and Britton have each been nominated to stand for reelection at the Annual Meeting to hold office until our 2006 Annual Meeting of Shareholders and until their successors are elected and qualified. Following the expiration of Mr. Harvey's term as a Class III director at the Annual Meeting, the Board intends to reduce the number of directors to seven, and to reduce Class III to two members. Mr. Dietler was elected as a Class II director at the 2002 Annual Meeting of Shareholders, but withdrew as a Class II director and was elected by the Board to fill a vacant director position in Class I following the reduction in the size of the Board. Mr. Dietler has been nominated to stand for election as a Class I director with a term expiring at the 2004 Annual Meeting of Shareholders. Following the election of directors at the Annual Meeting, Class I will have two members, Class II will have three members, and Class III will have two members.

        If, prior to the Annual Meeting, one or more of the nominees has become unavailable to serve as a director, any shares represented by a proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by our Board of Directors or its Nominating and Corporate Governance Committee. As of the mailing of these proxy materials, the Board of Directors knows of no reason why any director nominee would not be available to serve as a director.

        The persons named as proxies in the enclosed proxy, who have been so designated by our Board of Directors, intend to vote "FOR" the election of each of the two Class III and one Class I nominee referred to below unless otherwise instructed in the proxy.

        Information concerning the nominees selected by our Board of Directors, as well as each of our other current directors who will hold office following the Annual Meeting, is set forth below:

Name	Age and Years of Service with Company	Principal Occupation, Positions with Company and Business Experience During Last Five Years	Director Since
CLASS III NOMINEES—FOR ELECTION TO TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2006
Robert S. Boswell	53 - 17	Mr. Boswell has served as our Chairman of Board since March 2000 and Chief Executive Officer since December 1995. Mr. Boswell served as our President from November 1993 to March 2000 and Chief Financial Officer from May 1991 until December 1995. Mr. Boswell has been a member of our Board of Directors since 1986 and serves as member of the Executive Committee. Mr. Boswell is a Director of C.E. Franklin Ltd.	1986
William L. Britton	68 - 7	Mr. Britton has been a Partner in the law firm of Bennett Jones LLP since 1962 and served as Managing Partner and Chairman of Bennett Jones LLP from 1981 to 1997. Mr. Britton is Director and Deputy Chairman of Akita Drilling Ltd., and Lead Director of ATCO Ltd. and Canadian Utilities Limited. He is a Director of ATCO Gas & Pipelines Ltd., Barking Power Ltd., Thames Power Ltd., Hanzell Vineyards, Ltd. and The Denver Broncos Football Club. He is a member of our Nominating and Corporate Governance Committee.	1996
CLASS I NOMINEE—FOR ELECTION TO TERM EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2004
Cortlandt S. Dietler	81 - 6	Mr. Dietler has served as Chairman of the Board of TransMontaigne Inc., an independent provider of supply chain management for fuel, since April 1995. He served as Chief Executive Officer of TransMontaigne Inc. from April 1995 to October 1999. Mr. Dietler is a Director of Hallador Petroleum Company, Cimarex Energy Co. and Carbon Energy Corporation. He is a member of our Audit Committee and our Nominating and Corporate Governance Committee.	1996

A plurality of the votes represented at the Annual Meeting by shares of our common stock entitled to vote is required to elect the Class III nominees as directors and to elect Mr. Dietler as a Class I director.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CLASS III NOMINEES AND THE CLASS I NOMINEE SET FORTH ABOVE.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

Name	Age and Years of Service with Company	Principal Occupation, Positions with Company and Business Experience During Last Five Years	Director Since
CLASS I DIRECTOR—TERM EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2004
Dod A. Fraser	52 - 3	Mr. Fraser has served as President of Sackett Partners Incorporated, a consulting company for not-for-profit entities since 2000. Mr. Fraser served as Managing Director and Group Executive of the global oil and gas group of Chase Securities, Inc., a subsidiary of The Chase Manhattan Bank, from August 1995 to January 2000. He is a Trustee of Lawrenceville School, Hurricane Island Outward Bound School and Resources for the Future. Mr. Fraser serves as Chairman of our Audit Committee and is a member of our Nominating and Corporate Governance Committee.	2000
CLASS II DIRECTORS—TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2005
Forrest E. Hoglund	69 - 2	Mr. Hoglund is Chairman and Chief Executive Officer of Arctic Resources Company, Ltd., a company engaged in activities to build a natural gas pipeline from Alaska to the contiguous United States. He served as Chairman of the Board of Enron Oil & Gas Company from September 1987 to August 1999 and President of Enron Oil & Gas Company from May 1990 to 1996. Mr. Hoglund serves as Chairman of our Executive Committee, is a member of our Compensation Committee and serves as the Presiding Director.	2000
James H. Lee	54 - 12	Mr. Lee has served as the Managing General Partner, Lee, Hite & Wisda Ltd., a private oil and gas consulting firm, since 1984. Mr. Lee is a Director of Frontier Oil Corporation. He is a member of our Executive Committee and our Audit Committee.	1991
Craig D. Slater	45 - 8	Mr. Slater has served as President of Anschutz Investment Company, the private investment arm of Anschutz Company, since August 1997, Executive Vice President of The Anschutz Corporation since May 1999 and since April 1999 of Anschutz Company (the corporate parent of The Anschutz Corporation) with holdings in communications, transportation, energy, real estate, professional sports and entertainment. Mr. Slater served as Vice President of Acquisitions and Investments of both The Anschutz Corporation and Anschutz Company from August 1995 until May and April 1999, respectively. He is a Director of Qwest Communications International Inc, Pacific Energy Partners, L.P., and Regal Entertainment Group. Mr. Slater serves as a member of our Executive Committee and as Chairman of our Compensation Committee.	1995

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

        During 2002, our Board of Directors held six meetings. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the standing committees on which he served during 2002.

        The Board of Directors has established four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Two members of each committee are necessary to constitute a quorum. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed entirely of directors who are not also employees of the Company. Unless otherwise noted, Committee information in this Proxy Statement is given as of March 1, 2003.

        Executive Committee.    The Executive Committee consists of four directors: Robert S. Boswell, Forrest E. Hoglund, James H. Lee and Craig D. Slater. Mr. Hoglund serves as Chairman of the Executive Committee. The Executive Committee, between meetings of the Board of Directors, may exercise the powers of our Board, except to the extent prohibited by law. The Executive Committee held four meetings in 2002 and acted by written consent one time.

        Audit Committee.    The Audit Committee consists of three directors: Cortlandt S. Dietler, Dod A. Fraser and James H. Lee. Mr. Fraser serves as Chairman of the Audit Committee. The Audit Committee held seven meetings during 2002 and acted by written consent one time. The Audit Committee operates under the Audit Committee Charter, approved by our Board of Directors in 2001. The Audit Committee Charter was amended on February 11, 2003 to add procedures to receive and respond to complaints and concerns regarding the Company's accounting, accounting controls or auditing matters. The principal functions of the Audit Committee are: to review the process for the annual independent audit and review the results of the independent audit engagement, to review with management and the independent auditor our annual and quarterly financial statements, to review with management our major financial risk exposures, to review major changes to our accounting principles and practices, to review the significant reports prepared by the internal auditor, to consult with the independent auditor regarding internal control matters and the procedures for our financial reporting processes, and to annually review and reassess its charter. To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, persons responsible for internal audit and management. The Audit Committee has met with our independent petroleum engineers to review the Company's reserve estimates and the methodologies used in preparing these estimates. The report of the Audit Committee is included in this Proxy Statement under the caption "Report of the Audit Committee."

        Compensation Committee.    The Compensation Committee consists of two directors: Forrest E. Hoglund and Craig D. Slater. Mr. Slater serves as Chairman of the Compensation Committee. Mr. Michael B. Yanney served on the Compensation Committee during 2002. The Compensation Committee held four meetings during 2002 and acted by unanimous consent two times. The principal functions of the Compensation Committee are: to review the compensation policies for the officers and other employees of the Company, to determine the individual elements and compensation of the Chief Executive Officer, the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer, and to administer and determine awards under our stock option, bonus and other incentive and benefit programs. None of the members of the Compensation Committee is or ever has been an employee of the Company. The report of the Compensation Committee is included in this Proxy Statement, under the caption "Report of the Compensation Committee on Executive Compensation."

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of three directors: William L. Britton, Cortlandt S. Dietler and Dod A. Fraser. The Nominating and Corporate Governance Committee held one meeting during 2002. The primary functions of the Nominating and Corporate Governance Committee are to oversee the Company's corporate governance principles and identify potential candidates for the Board of Directors. The Nominating and Corporate Governance Committee identifies qualified candidates and makes recommendations to the Board of Directors for selection of the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting and will consider other nominees provided they are presented in accordance with the requirements of the Company's Bylaws. The committee also reviews and assists with the structure and composition of other Board committees. The Nominating and Governance Committee also is responsible for overseeing the evaluation of the Board of Directors, our Chief Executive Officer and other senior executive officers.

        Presiding Director.    The Board of Directors recently designated a "Presiding Director" position. The board member so designated will be primarily responsible for leading executive session discussions of non-management directors at Board meetings. Mr. Hoglund has been appointed to serve as the Presiding Director until the 2004 Annual Meeting of Shareholders. Thereafter, the position of Presiding Director will rotate among the chairpersons of the Committees of the Board in an order to be determined by the Board prior to the 2004 Annual Meeting.

Director Compensation

        Commencing January 1, 2003, each director who is not an employee of the Company is paid an annual cash retainer of $50,000. In addition, the director serving as the Chairman of our Audit Committee is paid an annual fee of $30,000 and each other director serving on our Audit Committee is paid an annual fee of $15,000. Each director serving as the Chairman of the other standing Board committees is paid an annual fee of $10,000, and each director serving as a member of other standing Board committees is paid an annual fee of $5,000 for each committee on which he serves. However, members of the Executive Committee who are not Denver-area residents are paid an annual fee of $15,000 instead of the fee that would otherwise apply. All committee fees are paid in cash. Under our 2001 Stock Incentive Plan, each non-employee director receives a fully-vested stock option grant to purchase 5,000 shares of our common stock either on the date of his initial election or on the date of the annual meeting of shareholders, provided that no director may receive more than one option grant per year. During 2002, options to purchase 5,000 shares of our common stock were granted to each of the non-employee directors under the 2001 Stock Incentive Plan, in each case with an exercise price of $31.50 per share. All directors are reimbursed by us for all costs incurred by them in their capacities as directors, including the costs of attending directors' meetings and committee meetings.

        In 2002, Mr. Lee received an additional $30,000 cash payment for his service on the Executive Committee and his review of certain oil and gas exploration and development prospects and other projects as requested by the Company. Effective January 1, 2003, this arrangement was discontinued.

Director Indemnification

        The Company carries directors and officers liability insurance designed to insure the directors and officers of the Company and its subsidiaries against certain liabilities incurred by them in the performance of their duties and also providing for reimbursement in certain cases to the Company and its subsidiaries for sums paid by them to directors and officers as indemnification for similar liability.

        The Restated Certificate of Incorporation of the Company limits the personal liability of our directors to the fullest extent permitted by the New York Business Corporation Law, as currently formulated or as it might be revised in the future. The Restated Certificate of Incorporation provides that a director will not be liable for damages for any breach of duty unless it is finally established that (a) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; or (b) the director personally gained a financial profit or other advantages to which he was not legally entitled; or (c) the director's acts violated Section 719 of the Business Corporation Law which provides that directors who vote for, or concur in, certain types of corporate action proscribed by the Business Corporation Law will be jointly and severally liable for any injury resulting from such action.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is currently comprised of three directors, each of whom has been determined to be independent in accordance with the requirements of Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. Mr. Lee joined the Audit Committee on November 13, 2002 to fill the vacancy created by the resignation of Stephen A. Kaplan. Mr. Dietler replaced Mr. Britton on the Audit Committee on March 1, 2003. The Audit Committee operates under a written charter approved by the Board of Directors.

        Management is responsible for the Company's internal controls and financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on the results of that independent audit. The Audit Committee's responsibility is to monitor these processes.

        In connection with these responsibilities and the fiscal 2002 audit, the Audit Committee has:

  •
  met with management and KPMG LLP, our independent accountants, to review and discuss the Company's audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2002;
  •
  discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented; and
  •
  received from and discussed with KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, regarding that firm's independence.

        Based upon the Audit Committee's review and discussions described in the preceding bullet points and the Audit Committee's review of the representations of management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

        Dated: March 19, 2003

Submitted by the Audit Committee,
Dod A. Fraser, Chairman William L. Britton Cortlandt S. Dietler James H. Lee

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

PRINCIPAL HOLDERS OF SECURITIES

        We currently have one class of voting securities outstanding. On February 28, 2003, there were 48,165,013 shares of our common stock outstanding, with each such share being entitled to one vote.

        As of February 28, 2003, to our knowledge, the only shareholders who owned beneficially more than 5% of the outstanding shares of our common stock were as follows. For the purposes of this table, shares of common stock not outstanding but deemed beneficially owned by virtue of a person or group having the right to acquire them within 60 days, including outstanding stock options, are treated as outstanding only for purposes of determining the percentage owned by such person or group, and are not treated as outstanding for the purpose of computing the percentage ownership by any other person.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)		Percent of Class
The Anschutz Corporation 2400 Qwest Tower 555 17th Street Denver, Colorado 80202	7,915,755	(2)	16.3%
Oaktree Capital Management, LLC 333 South Grand Avenue 28th Floor Los Angeles, California 90071	3,222,615	(3)	6.6%

(1)
Based on Schedules 13D and amendments thereto filed with the Securities and Exchange Commission by the reporting person through February 28, 2003, and information provided to us by the named beneficial owners and the amount of our common stock outstanding on such date.
(2)
The shares indicated as beneficially owned by The Anschutz Corporation include 10,000 shares of common stock that may be acquired pursuant to the exercise of outstanding options by Philip F. Anschutz, 2,137 shares owned directly by Mr. Anschutz and 522,216 shares issuable upon conversion of warrants held by The Anschutz Corporation and certain of its subsidiaries.
(3)
The shares indicated as beneficially owned by Oaktree Capital Management, LLC (Oaktree), pursuant to information provided to us by Oaktree, include 2,807,399 shares held by funds and accounts managed by Oaktree, 405,216 shares issuable upon exercise of warrants held by funds and accounts managed by Oaktree, and 10,000 shares issuable upon the exercise of stock options held by Stephen A. Kaplan for the benefit of OCM Principal Opportunities Fund, L.P. Oaktree is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and may be deemed to be the beneficial owner of the shares indicated above for reporting purposes by virtue of its status as the general partner or investment manager of certain funds and accounts it manages. Oaktree disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows, as of February 28, 2003, the number of shares of our common stock beneficially owned by:

  •
  each director and nominee,

  •
  each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation," and

  •
  all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (sometimes referred to as the "SEC"). Except as indicated in the footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite the shareholder's name. Except as otherwise set forth below, shares of common stock not outstanding but deemed beneficially owned by virtue of a person or group having the right to acquire them within 60 days, including outstanding stock options, are treated as outstanding only for purposes of determining the percentage owned by such person or group, and are not treated as outstanding for the purpose of computing the percentage ownership by any other person.

Name of Individual or Number in Group	Aggregate Number of Shares Beneficially Owned(1)		Percentage of Outstanding Common Stock(2)
Robert S. Boswell	463,863	(3)	*
William L. Britton	12,720	(4)	*
H. Craig Clark	94,071	(5)	*
Cortlandt S. Dietler	12,970	(6)	*
Dod A. Fraser	12,950	(7)	*
Cannon Y. Harvey	12,988	(8)	*
Forrest E. Hoglund	15,000	(9)	*
David H. Keyte	213,591	(10)	*
James W. Knell	63,502	(11)	*
James H. Lee	16,185	(12)	*
Craig D. Slater	15,388	(13)	*
Newton W. Wilson III	28,304	(14)	*
All directors and executive officers as a group (16 persons, including the 12 named above)	1,352,409	(15)	2.7%

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares of the class.

(1)
Amounts reported also include shares held for the benefit of certain executive officers by the trustee of our Retirement Savings Plan Trust as of December 31, 2002.

(2)
Based on the number of shares outstanding as of February 28, 2003.

(3)
Includes 343,750 shares that Mr. Boswell has the vested right to purchase pursuant to options granted under the Company's stock incentive plans, 100,000 shares that Mr. Boswell has the vested right to purchase pursuant to options granted outside of the stock incentive plans, and 2,689 unvested shares of restricted stock awarded outside of the stock incentive plans. Also includes 22 shares held by his wife and 1,353 shares held by his son of which shares Mr. Boswell disclaims beneficial ownership.

(4)
Includes 10,000 shares that Mr. Britton has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(5)
Includes 92,500 shares that Mr. Clark has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(6)
Includes 10,000 shares that Mr. Dietler has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(7)
Includes 10,000 shares that Mr. Fraser has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(8)
Includes 10,000 shares that Mr. Harvey has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(9)
Includes 10,000 shares that Mr. Hoglund has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(10)
Includes 207,000 shares that Mr. Keyte has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan and 1,345 shares of restricted stock awarded under the 2001 Stock Incentive Plan that are not vested. Also includes 1,976 shares held by trusts for his children, of which shares Mr. Keyte disclaims beneficial ownership.

(11)
Includes 62,500 shares that Mr. Knell has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(12)
Includes 10,000 shares that Mr. Lee has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(13)
Includes 10,000 shares that Mr. Slater has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(14)
Includes 27,250 shares that Mr. Wilson has the vested right to purchase pursuant to options granted under the 2001 Stock Incentive Plan.

(15)
Includes (i) warrants that are exercisable for 24 shares of common stock; (ii) 1,274,677 shares that the executive officers and directors have the vested right to purchase pursuant to stock options that are exercisable within 60 days of February 28, 2003; and (iii) 4,034 shares of restricted stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Executive officers and directors, as well as certain persons who own more than 10% of our common stock, are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations:

  •
  to file reports of their ownership of common stock with the Securities and Exchange Commission and the New York Stock Exchange, and

  •
  to furnish us with copies of the reports.

        We received written representations from each such person who did not file an annual report with the SEC on Form 5 that no Form 5 was due. Based solely on our review of the reports and representations, we believe that all required Section 16(a) reports concerning transactions completed during fiscal 2002 were filed timely.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation earned during each of our last three fiscal years by our Chief Executive Officer and each of our four other most highly compensated executive officers based on salary and bonus earned in 2002.

Summary Compensation Table

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Other Annual Compensation ($)(2)		Restricted Stock Awards ($)	Securities Underlying Options(#)	All Other Compensation ($)(3)
Robert S. Boswell Chairman of the Board and Chief Executive Officer	2002 2001 2000	$467,874 432,504 395,001	$240,650 344,000 450,000		$2,102 2,093 -0-		-0- -0- -0-	-0- 75,000 150,000	$47,819 25,644 22,237
H. Craig Clark(4) President and Chief Operating Officer	2002 2001	361,375 112,853	175,000 412,500	(5)	2,401 -0-		-0- -0-	-0- 250,000	19,405 158
David H. Keyte Executive Vice President and Chief Financial Officer	2002 2001 2000	306,750 285,000 255,003	140,000 199,700 300,000		-0- -0- -0-		-0- -0- -0-	-0- 35,000 75,000	26,188 16,388 12,750
James W. Knell Senior Vice President—Gulf Coast Region	2002 2001 2000	238,750 216,160 183,645	120,000 50,000 160,000		-0- -0- -0-		-0- -0- -0-	-0- 20,000 45,000	15,817 11,190 9,182
Newton W. Wilson III(6) Senior Vice President—Legal Affairs & Secretary	2002 2001 2000	252,500 231,250 30,865	90,000 133,100 70,000	(8)	-0- 185,699 -0-	(7)	-0- -0- -0-	-0- 25,000 35,000	13,964 12,340 -0-

(1)
Unless otherwise noted, bonus amounts for 2002 consists of payments made in 2003 based upon corporate and individual performance during 2002.

(2)
Amounts shown for 2002 include: (i) perquisites and other personal benefits if the value of these items exceeded the lesser of $50,000 or 10% of the reported salary and bonus of any of the named executive officers; and (ii) grossed-up reimbursements for taxes due on certain benefits.

(3)
The 2002 totals include: (i) the Company's matching contribution to the Retirement Savings Plan in the following amounts: Mr. Boswell, $10,000; Mr. Clark, $5,500; Mr. Keyte $4,583; Mr. Knell, $4,583; and Mr. Wilson, $10,000; (ii) the Company's matching contribution pursuant to deferred compensation agreements in the following amounts: Mr. Boswell, $13,394; Mr. Clark, $12,569; Mr. Keyte $10,754; Mr. Knell, $7,354; and Mr. Wilson, $2,625; (iii) the amount representing preferential interest (that portion of interest that is above-market rates under rules of the SEC) earned on deferred compensation in the following amounts: Mr. Boswell, $20,285; Mr. Clark, $706; Mr. Keyte, $8,901; Mr. Knell, $3,044; and Mr. Wilson, $439; (iv) for Mr. Boswell, $2,760 for the term life portion of premiums paid by the Company pursuant to a split dollar insurance arrangement; and (v) payment of life insurance premiums in the following amounts: Mr. Boswell, $1,380; Mr. Clark, $630; Mr. Keyte, $1,950; Mr. Knell, $836; and Mr. Wilson, $900.

(4)
Mr. Clark became an executive officer of the Company in September 2001.

(5)
Bonus amount for Mr. Clark includes a $150,000 relocation bonus and a guaranteed bonus for 2001 in connection with his joining the Company in September 2001. Mr. Clark's guaranteed bonus was provided in part for his forfeiture of a bonus from his former employer with respect to his service for such employer during 2001 prior to joining the Company.

(6)
Mr. Wilson became an executive officer of the Company in November 2000.

(7)
Other annual compensation for Mr. Wilson includes payment of relocation expenses in the amount of $126,413.

(8)
Bonus amount for Mr. Wilson includes a $45,000 relocation bonus in 2000.

Stock Option Grants During 2002

        No stock options were granted in 2002 to our Chief Executive Officer or our four other most highly compensated executive officers. We do not have any outstanding stock appreciation rights.

Year-End Stock Option Values

        The following table shows options exercised and value realized, and the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2002 and their values at such date. Year-end values are based arbitrarily on a price per share of $27.65, the closing price of our common stock on December 31, 2002, and do not reflect the actual amounts, if any, that may be realized upon the future exercise of remaining stock option and should not be considered indicative of our future stock performance.

Aggregated Option Exercises in 2002 and
Outstanding Stock Option Values as of December 31, 2002

			Number of Securities Underlying Unexercised Options at 12/31/02(#)		Value of Unexercised In-the-Money Options at 12/31/02($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert S. Boswell	-0-	-0-	413,750	161,250	$2,299,188	$647,063
H. Craig Clark	-0-	-0-	92,500	157,500	83,125	174,375
David H. Keyte	-0-	-0-	192,000	77,750	1,001,175	310,913
James W. Knell	8,500	130,200	59,500	38,500	32,375	97,200
Newton W. Wilson III	-0-	-0-	27,250	32,750	46,938	69,938

(1)
Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2)
Market value of shares covered by in-the-money options on December 31, 2002, less the option exercise price. Options are in-the-money if the market value of the shares covered by the option is greater than the option exercise price.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire our common stock may be granted or under which options or other rights previously granted remain outstanding, as well as other arrangements for the issuance of stock options and restricted stock awards.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by security holders(1)	3,187,250 48,488	(2) (3)	$26.6427 n/a	850,050 76,512	(2) (3)
Equity Compensation Awards not approved by security holders(4)	125,000 5,378		$20.4605 n/a	0
Total(5)	3,366,116			926,562

(1)
These plans are the Company's 2001 Stock Incentive Plan, 1996 Stock Incentive Plan and 1999 Employee Stock Purchase Plan.

(2)
Issued or issuable under the 1996 Plan and the 2001 Plan. The 2001 Plan is proposed to be amended to increase the number of shares issuable from 319,299 to 2,319,299. See "Proposal No. 2—Amendment of 2001 Stock Incentive Plan."

(3)
Issued or issuable under the 1999 Employee Stock Purchase Plan.

(4)
Includes stock options and unvested shares of restricted stock issued to Mr. Boswell outside of the Company's stock incentive plans.

(5)
Does not include stock options we assumed under the Forcenergy 1999 Stock Plan of Forcenergy Inc, of which options exercisable for 303,294 shares of our common stock (after giving effect to the terms of the merger completed on December 7, 2000) remain outstanding. These options have a weighted average exercise price of $13.4891 per share. This plan was terminated and no further awards will be made under this plan. In the event that any such assumed stock option is not exercised, no further option to purchase shares of our common stock will be issued in place of such unexercised option.

Summary Description of Non-Shareholder Approved Equity Arrangements

        The Company has granted stock options to purchase our common stock and restricted stock awards to Mr. Boswell outside of the Company's equity incentive plans. Such stock option grants were made pursuant to the terms of stock option agreements and the grant of restricted stock was made pursuant to the terms of a restricted stock agreement. As of December 31, 2002 options to purchase 25,000 shares of our stock at an exercise price of $29.75 remain outstanding, options to purchase 75,000 shares of our stock at an exercise price of $20.00 remain outstanding, and options to purchase 25,000 shares of our stock at an exercise price of $14.875 remain outstanding. As of December 31, 2002, there remained 5,378 shares of restricted stock subject to forfeiture restrictions. Of these 5,378 shares of restricted stock, 2,689 shares vested on January 1, 2003.

Pension Plan

        We have a qualified, non-contributory defined benefit pension plan. Benefit accruals under this Pension Plan were suspended effective as of May 31, 1991.

        The following table shows the estimated maximum annual benefits payable upon retirement at age 65 as a straight life annuity to participants in the Pension Plan for the indicated levels of average annual compensation and various periods of service, assuming no future changes in such plan:

	Estimated Maximum Annual Pension Benefits(2)
	Years of Service
Remuneration(1)
	10	20	30
$100,000	$36,846	48,060	53,400
200,000	73,692	96,120	106,800
300,000	79,282	103,412	114,902
400,000	79,282	103,412	114,902

(1)
The level of compensation used to determine benefits payable under the Pension Plan is the participant's annual base salary prior to May 31, 1991.

(2)
Normal retirement benefits attributable to our contributions are limited under certain provisions of the Internal Revenue Code of 1986, as amended, to $160,000 in 2002, as increased annually thereafter for cost of living adjustments.

        The amount of our contribution, payment or accrual in respect to any specified person in the Pension Plan is not and cannot readily be separately or individually calculated by the Pension Plan actuaries. Annual benefits at normal retirement are approximately 24% of average annual earnings (excluding bonuses) for any consecutive 60-month period that produces the highest amount, in the last 15 years prior to retirement, up to May 31, 1991 when benefit accruals ceased, plus 21% of those earnings prorated over 20 years of credited service, and 1/2 of 1% of those earnings for each year of credited service in excess of 20, subject to certain adjustments for lack of plan participation. There is no Social Security offset. These benefits are payable for life with a 10-year certain period, or the actuarial equivalent of that benefit.

        Because benefit accruals under the Pension Plan were suspended effective May 31, 1991, the years of credited service for the following named executive officers are as follows: Robert S. Boswell—two; David H. Keyte—four; and James W. Knell—four. The estimated annual accrued benefit payable, based on a life annuity benefit, upon normal retirement for each of these persons is: Robert S. Boswell—$4,616; David H. Keyte—$5,097 and James W. Knell—$4,354. H. Craig Clark and Newton W. Wilson III have no benefits under this plan because their employment commenced after benefit accruals were suspended.

Employment Contracts, Terminations of Employment and Change of Control Arrangements

        Executive Officer Severance Agreements.    We have entered into severance agreements with each of the named executive officers and with each of our other executive officers. The severance agreements with executive officers provide for severance benefits for termination without cause and for termination following a "change of control" of the Company. The executive severance agreements provide that if an executive's employment is terminated either (a) by the Company for reasons other than cause or other than as a consequence of death, disability, or retirement, or (b) by the executive for reasons of diminution or significant change in responsibilities, a reduction in annual base salary, or in diminution in benefits or, in the case of a change of control, a change in the executive's principal place of employment or a diminution in total compensation, the executive will receive certain payments and benefits. The executive severance agreements expire on June 14, 2005, subject to possible extensions for successive thirty-month terms.

        In the case of termination of the employment of an executive officer by the Company under circumstances described above, that does not occur within two years of a change of control, these severance benefits include (a) payment of the executive's base salary for a term of months equal to the whole number of times that the executive's base salary can be divided by $10,000, limited to 30 months (such amounts payable will be reduced by 50% if the executive obtains new employment during the term of payment) and (b) continued coverage of the executive and any of his or her dependents under the Company's medical and dental benefit plans throughout the payment term without any cost to the executive.

        If an executive officer's employment with the Company is terminated under the circumstances described above within two years after the date upon which a change of control occurs, the Company would be obligated to take the following actions after the last day of the executive's employment:

  •
  the Company will pay to the executive an amount equal to 2.5 times the executive's base salary;

  •
  the Company will permit the executive and those of his or her dependents who are covered under the Company's medical and dental benefit plans to be covered by such plans without any cost to the executive for a two-year period of time;

  •
  the Company will cause any and all outstanding options to purchase stock of the Company held by the executive to become immediately exercisable in full and cause the executive's accrued benefits under any non-qualified deferred compensation plans to become immediately non-forfeitable; and

  •
  if any payment or distribution to the executive, whether or not pursuant to such agreement, is subject to the federal excise tax on "excess parachute payments," the Company will be obligated to pay to the executive such additional amount as may be necessary so that the executive realizes, after the payment of any income or excise tax on such additional amount, an amount sufficient to pay all such excise taxes.

        The executive severance agreements also provide that we will pay legal fees and expenses incurred by an executive to enforce rights or benefits under such agreements. Under the executive severance agreements, a "change of control" of the Company would be deemed to occur if (i) the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); (iii) the Company is dissolved and liquidated; (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% (in some agreements, the threshold is as low as 40%) of the outstanding shares of the Company's voting stock (based upon voting power); or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the Board of Directors.

        In addition, the executive severance agreements for Messrs. Boswell, Keyte, Knell and Wilson, as well as certain other executive officers, were amended in 2001 to provide that if any of these executive's employment with the Company is terminated under the above described circumstances within two years after the date upon which a change of control occurs, the Company's obligation to take the above-described actions after the last day of the executive's employment is modified as follows:

  •
  the Company will also pay to the executive an amount equal to 2.5 times the annual bonus most recently paid by the Company;

  •
  the Company will permit the executive and those of his or her dependents who are covered under the Company's medical and dental benefit plans to be covered by such plans without any cost to the executive for a thirty-month period of time;

  •
  any and all outstanding options to purchase stock of the Company held by the executive will remain exercisable for a period of twelve months following the last day of the executive's employment; and

  •
  the executive will be eligible to receive an annual bonus under the Company's annual incentive bonus plan in an amount to be determined by the Compensation Committee on or before the date of the change of control.

        Mr. Clark, who joined the Company in 2001, entered into an executive severance agreement with the Company, which includes terms similar to those included in the executive severance agreements, as amended, of the foregoing executive officers.

        The Company has adopted a Change of Control Relocation Policy under which employees who were physically relocated by the Company to the Denver metropolitan area on or after May 20, 2001 will be eligible for certain relocation benefits following a change of control under an individual severance agreement. Mr. Wilson is the only named executive officer who is potentially eligible for benefits under this policy.

Deferred Compensation Plans

        The Company adopted a Salary Deferral Deferred Compensation Plan and Change in Control Deferred Compensation Plan in the fourth quarter of 2002. Eligibility to participate in these plans is limited to a select group of officers of the Company and include each of the named executive officers. Under the terms of the Salary Deferral Deferred Compensation Plan, a participant may defer a percentage of his or her base salary, bonuses and possibly certain equity awards, while the Change in Control Deferred Compensation Plan will allow a participant to make a one-time deferral of compensation that he or she would otherwise receive upon a change in control of the Company. Under both plans, the Company will deposit the deferred amounts in a trust (a so-called "rabbi trust"). Assets of the trusts will be available to creditors of the Company in the event of the Company's insolvency or bankruptcy. Amounts were deferred under the Salary Deferral Deferred Compensation Plan in the first quarter of 2003. Deferrals will not occur under the Change of Control Deferred Compensation Plan until a change of control event. The taxable income and losses of the trusts will be included in the Company's taxable income and the Company's deductions for tax purposes for any compensation deferred under these plans will be delayed until the funds held in the trusts are distributed to the participant.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of two outside directors: Forrest E. Hoglund and Craig D. Slater. Mr. Michael B. Yanney served on the Compensation Committee during 2002. We had no compensation committee interlocks with any other entity during 2002.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Transactions with Anschutz.    We own a 70% interest in the two South African concessions in which a subsidiary of The Anschutz Corporation, Anschutz Overseas South Africa (Pty) Limited ("Anschutz South Africa"), owns the remaining 30% interest. We are the operator of the South African concessions under an operating agreement with Anschutz South Africa, pursuant to which it pays its 30% share of various costs and expenses delineated by the operating agreement.

        In connection with our activities related to the development of the Ibhubesi gas field offshore South Africa, we signed a Participation Agreement effective on March 13, 2003 with The Petroleum Oil and Gas Corporation of South Africa (Pty) Limited ("PetroSA") and our joint venture partner, Anschutz South Africa. Under the terms of the Participation Agreement, PetroSA has agreed to contribute US$30 million toward a drilling program starting in 2003 in order to earn a 24% cost-bearing ownership interest pro rata from the Company and Anschutz South Africa (16.8% from the Company and 7.2% from Anschutz South Africa) in certain sub-lease agreements covering portions of our South African offshore acreage position including the Ibhubesi gas field. PetroSA also has the option to acquire additional cost bearing interests. The Participation Agreement will not become operative until PetroSA has satisfactorily completed additional due diligence within 20 days after the effective date, various governmental approvals have been obtained and the US$30 million has been transferred to an escrow account.

        During 2002, we paid approximately $474,402 to The Anschutz Corporation for corporate transportation and facilities rentals. Charges were based on actual usage.

        On January 22, 2003, we closed a public stock offering in which we sold 7,850,000 shares of our common stock for a price to the public of $24.50 per share and a net price to the Company after underwriting discounts and commissions of $23.52 per share. Immediately following the closing of this offering, we purchased 7,850,000 shares of common stock from The Anschutz Corporation and certain of its affiliates at a price of $23.52 per share pursuant to the terms of a stock purchase agreement we entered into with The Anschutz Corporation concurrent with the pricing of this offering. All of the purchased shares have been cancelled. Pursuant to the stock purchase agreement, The Anschutz Corporation agreed to relinquish for the current annual period one of its two annual demand registration rights under a registration rights agreement with us. In addition, The Anschutz Corporation agreed not to transfer, subject to certain exceptions, any shares of common stock for a period of 120 days after the offering without our consent and, pursuant to the underwriting agreement, we agreed not to consent to any such transfer without the prior consent of each of Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. The underwriters agreed to reimburse us for certain expenses incurred by us in connection with the offering. We reimbursed The Anschutz Corporation for $25,000 of expenses in connection with the stock purchase agreement.

        Other Transactions.    We have periodically engaged the law firm of Bennett Jones LLP for legal services. Mr. Britton, one of our directors, is a partner of Bennett Jones. During 2002, we paid approximately $119,729 to Bennett Jones for legal services.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors offers this report regarding compensation policies for executive officers, including the Chairman and Chief Executive Officer of the Company.

        The Compensation Committee's duties include the annual review and approval of the compensation of the Chairman and Chief Executive Officer, the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer and other executive officers; the review and determination of individual elements of compensation for the Company's executive officers; the review of the administration of long-term incentive plans for management and other employees; and the determination of the terms and awards under the 2001 Stock Incentive Plan.

Components of Executive Compensation

        The overall goal of the Compensation Committee is to design and administer an executive compensation program that is consistent with the Company's strategic business and financial objectives and that enables the Company to attract, motivate and retain executive personnel deemed necessary to maximize return to shareholders. While these principles apply to all executive officers in the design of the compensation program, the Committee also considers individual factors in determining the appropriate mix of compensation for each officer. The program currently consists of the following three primary components:

  •
  an annual base salary,

  •
  an annual incentive bonus, and

  •
  periodic grants of longer term stock options or restricted stock.

        Base Salaries.    The purpose of base salary is to create cash compensation for executive officers that is competitive in the industry and will enable the Company to attract, motivate and retain capable executives. The Committee exercises its discretion in making salary decisions, taking into consideration the levels of base compensation paid to executive officers by companies in the energy industry as determined from published compensation surveys and from information obtained from compensation consultants. Such surveys and other information may or may not be used to determine levels of base compensation in the future. Salary increases for executive officers are considered annually, but do not follow a preset schedule or formula. Effective October 1, 2002, the annual base salary of Robert S. Boswell, our Chairman and Chief Executive Officer, was raised from $456,000 to $480,000. Other executive officers also received raises at that time. The Committee adjusted the base salaries of Mr. Boswell and certain officers to reflect performance, changes of responsibilities, and other factors.

        Short-Term Incentives.    The purpose of the annual incentive bonus is to provide compensation that is at-risk on an annual basis and is contingent on (i) the achievement of certain business, operating and individual objectives, (ii) efforts expended on behalf of the Company, and (iii) overall contributions to the Company's success. To that end, the Compensation Committee adopted an Annual Incentive Plan for 2002 to offer short-term incentive compensation as an incentive to the Company's executives and certain other key employees to achieve various predetermined corporate and individual business unit performance objectives and, in some cases, individual objectives in 2002. Specifically, awards under the plan were based upon the success of business units and corporate staff of the Company in achieving the objectives for 2002 established by the Compensation Committee and included in this plan. These goals were derived, in part, from the Company's 2002 business plan.

        For 2002, performance measures were established for cash operating costs, total shareholder return as measured by relative stock price performance within a group of peer companies, finding and development costs, and production. Each participant in the plan has a target bonus expressed as a percentage of base salary. Such person's target bonus was to be paid if all of the 2002 goals and objectives were met. Each goal represents a percentage of the target amount. In 2002, the weightings for each participant were: total shareholder return (15%); cash operating costs (15%); finding and development costs (35%); production (15%); and individual performance (20%). The Committee established the target bonus percentage for each executive participant in the plan after taking into account the importance of the position held by that participant to the success of the Company and published compensation surveys and information obtained from compensation consultants.

        In March 2003, the Compensation Committee approved bonus awards for 2002 in the amount of $975,650 for all of the executive officers of the Company, as a group. Awards under the plan for 2002 were paid in cash. Out of the foregoing total, the Compensation Committee granted a bonus award to Mr. Boswell of $240,650, or 50.1% of his year-end base salary. The annual target bonus ranged from 60% to 85% of the year-end base salary for 2002 for the named executive officers. Bonus awards paid to these named executive officers for 2002 ranged from approximately 35% to 50% of year-end base salary and were based upon performance and upon executive compensation survey data for the oil and gas industry. See the Summary Compensation Table for bonuses paid to the Company's other named executive officers.

        Long-Term Incentives.    The purpose of long-term incentives is to align an executive's compensation with an executive's contribution to the success of the Company in creating shareholder value. Long-term compensation comprises a substantial portion of each executive officer's total compensation and provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's shareholders. Long-term compensation can be provided in many forms, including restricted stock and stock options. Restricted stock and stock options also allow executive officers to have equity ownership in the Company and to share in the appreciation of the value of the Company's stock over time. In particular, the stock options only have value if the Company's stock appreciates from the date the options are granted.

        During 2002, options were granted to employees throughout the Company to purchase an aggregate of 55,300 shares. None of those options were granted to the named executive officers. The option exercise price in each case was equal to the mean price of the Company's common stock on the New York Stock Exchange on the date of the grant. The Compensation Committee currently intends to limit the grant of options in a manner such that the potential dilution or "overhang" does not exceed approximately ten percent (10%). The 10% overhang is derived by dividing (i) the sum of outstanding but unexercised stock options and the number of shares available under the 2001 Stock Incentive Plan (as the "Overhang Shares") by (ii) the sum of the Overhang Shares and total common shares outstanding from time to time.

        Other Compensation Programs.    Another aspect of the Company's compensation package is designed to encourage employees to save for the future. Currently, this consists of the Company's 401(k) Retirement Savings Plan. This compensation program generally is not linked to the Company's performance. The Company's 401(k) savings plan provides the Company's employees in the United States with the opportunity to contribute certain eligible earnings on a pre-tax basis to an account investing in various investment options. Employees may defer up to 80% of their eligible compensation, subject to certain limitations. The Company matches employee contributions up to 5% of an employee's total eligible compensation at a rate of 100% for the first 5% of salary contributed, with the Company's contributions vesting for newly-hired employees over a period of five years. Effective January 1, 2003, the Company matches employee contributions up to 6% of an employee's total eligible compensation at a rate of 100% for the first 6% of salary contributed. The Company contributed a total of $80,840 to the 401(k) plan on behalf of its executive officers in 2002, including $10,000 contributed on behalf of Mr. Boswell. Once the maximum 401(k) Company match has been made to an executive, the remainder of the match is contributed to an executive deferred compensation plan. The Company contributed a total of $89,244 to the deferred compensation plan on behalf of its executive officers in 2002, including $13,394 contributed on behalf of Mr. Boswell. See the Summary

Compensation Table for contribution information with respect to the Company's other named executive officers under these plans.

        Other Considerations.    The Compensation Committee considers the expected tax treatment to the Company and its executive officers as one of the factors in determining compensation matters. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation expenses in excess of $1,000,000 to any individual in any fiscal year, although certain qualifying performance-based compensation is not subject to the limitations on deductibility. The Committee currently intends to structure the Company's compensation of its executives in accordance with the requirements for deductibility under Section 162(m) to the extent reasonably practicable and consistent with the Company's objectives. However, the Compensation Committee may authorize compensation that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of stock options.

        Summary.    The Company's executive compensation is intended to be linked to, and commensurate with, the Company's performance and with shareholder expectations. The Company's Compensation Committee believes that the executive compensation policies and programs described in this report serve the interest of the Company and its shareholders.

        Dated: March 20, 2003.

Submitted by the Compensation Committee,
Forrest E. Hoglund Craig D. Slater

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the cumulative total shareholder return on our common stock with the cumulative return on the S&P 500 Index and the Dow Jones Oil-Secondary Index from December 31, 1997 to December 31, 2002. We believe that the Dow Jones Oil-Secondary Index is meaningful because it is an independent, objective view of the performance of other similarly-sized energy companies. The graph assumes that $100 was invested in each category on the last trading day of 1997 and that dividends were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG FOREST OIL CORPORATION, THE S&P 500 INDEX
AND THE DOW JONES US OIL COMPANIES-SECONDARY INDEX

*$100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

        This performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

PROPOSAL NO. 2—AMENDMENT OF 2001 STOCK INCENTIVE PLAN

        At the Annual Meeting, the shareholders will be asked to approve the adoption of an amendment of the 2001 Stock Incentive Plan (the "2001 Plan"). The amendment would increase the maximum aggregate number of shares of our common stock available for issuance under the 2001 Plan from 1,800,000 shares to a maximum of 3,800,000 shares. The amendment would also modify the maximum award limitations regarding performance awards, phantom stock awards and restricted stock and limit the term of any option granted under the 2001 Plan to ten years, as described below. A copy of the 2001 Plan, as proposed to be amended, is attached hereto as Appendix A.

        Of the 1,800,000 shares currently authorized for issuance under the 2001 Plan, as of February 28, 2003, a total of 600 shares have been issued and 1,480,101 shares are subject to outstanding stock options and other awards granted under the 2001 Plan. As of February 28, 2003, a total of 319,299 shares remain available for issuance under the 2001 Plan. If Proposal No. 2 is approved, based on February 28, 2003 data, of the total 3,800,000 shares approved for issuance under the 2001 Plan, 2,319,299 would be available for issuance in connection with future awards under the 2001 Plan. In addition, awards made under the 2001 Plan that terminate unexercised or are forfeited will generally become available for future awards under the 2001 Plan.

        The 2001 Plan is a broad-based incentive plan. The 2001 Plan provides for granting incentive stock options, stock options that do not constitute incentive stock options, restricted stock awards, performance awards and phantom stock awards. The 2001 Plan is designed to enable the Company to provide a means to attract and retain qualified directors, employees, and consultants, and provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. The 2001 Plan became effective as of February 14, 2001, and was approved by shareholders at the 2001 Annual Shareholders Meeting.

        The 2001 Plan provides for the following types of awards: discretionary grants to employees of the Company and its subsidiary corporations of stock options that constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the Code) (Incentive Stock Options); discretionary grants to employees, consultants, and directors of the Company and its affiliates of (a) stock options that do not constitute Incentive Stock Options (Non-statutory Stock Options), (b) shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances (Restricted Stock), (c) shares of Common Stock, cash payments, or a combination thereof that may be earned based on the satisfaction of various performance measures (Performance Awards), and (d) shares of Common Stock, cash payments or a combination thereof which vest over a period of time (Phantom Stock Awards); and automatic, non-discretionary grants to non-employee directors of the Company of Non-statutory Stock Options (Director Stock Awards).

        Under the 2001 Plan, the current maximum number of shares of Common Stock that may be subject to Options, Restricted Stock awards and Performance Awards denominated in shares of Common Stock granted to any one individual during the term of the Plan may not exceed 450,000 shares of Common Stock. In addition, no more than 450,000 shares of Common Stock may be utilized for Phantom Stock Awards or Restricted Stock awards during the term of the 2001 Plan, and no more than 112,500 shares of Common Stock may be subject to Restricted Stock awards granted to any one individual during the term of the 2001 Plan. Each of the limitations described in the preceding sentences would be subject to adjustment upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure. The maximum amount of compensation that may be paid under all Performance Awards under the 2001 Plan denominated in cash (including the fair market value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $2,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award.

        If Proposal No. 2 is approved, these limitations would be proportionately adjusted. The maximum number of shares of Common Stock that may be subject to Options, Restricted Stock awards and Performance Awards denominated in shares of Common Stock granted to any one individual during the term of the Plan would be 950,000 shares of Common Stock. Further, no more than 950,000 shares of Common Stock would be utilized for Performance Awards, Phantom Stock Awards or Restricted Stock awards during the term of the 2001 Plan. (The proposed amendment to the 2001 Plan modifies the existing provisions to subject Performance Awards to the foregoing limitation.) Also, as amended, the limitation on shares of Common Stock subject to Restricted Stock awarded to any one individual during the term of the 2001 Plan would be 237,500 shares. Each of the limitations described in the preceding sentences would be subject to adjustment upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure. The proposed amendment to the 2001 Plan would not change the maximum amount of compensation that may be paid under all Performance Awards under the 2001 Plan denominated in cash (including the fair market value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year which would remain at $2,000,000. The proposed amendment would also limit the term of any stock option granted under the 2001 Plan to ten years.

        If the proposed amendment to the 2001 Plan is not approved by the shareholders of the Company at the Annual Meeting, the 2001 Plan will remain in effect without any of the changes described above.

        Approval of the amendment of the 2001 Plan requires the affirmative vote of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE 2001 STOCK INCENTIVE PLAN.

BACKGROUND INFORMATION ON THE 2001 STOCK INCENTIVE PLAN

        The 2001 Plan was approved by our Board in February 2001 and approved by our shareholders at the 2001 Annual Meeting of Shareholders. The 2001 Plan will remain in effect whether or not the proposed amendment to the 2001 Plan is approved at the Annual Meeting. If the proposed amendment to the 2001 Plan is approved, the changes discussed above will be made to the total shares available for issuance under the Plan, the limitations on certain awards would be proportionately adjusted and the maximum stock option term would be set at ten years. Otherwise all aspects of the 2001 Plan will remain the same. Included below is a summary of the terms of the 2001 Plan and other related information. The summary is qualified in its entirety by reference to the full text of the 2001 Plan attached as Appendix A.

Eligibility and Participation in the 2001 Plan

        All employees, consultants, and directors of the Company and its affiliates are eligible to participate in the 2001 Plan. The selection of those employees, consultants, and directors, from among those eligible, who will receive Incentive Stock Options, Non-statutory Stock Options, Restricted Stock awards, Performance Awards, Phantom Awards, or any combination thereof is within the discretion of the Committee. However, Director Stock Awards will be awarded only to non-employee directors of the Company, and Incentive Stock Options may be granted only to employees of the Company and its subsidiary corporations. As of February 28, 2002, approximately 475 individuals were potentially eligible to participate in the 2001 Plan, including seven non-employee directors.

        Future grants of awards under the 2001 Plan are subject to the discretion of the Committee, except for the Director Stock Awards. Accordingly, future awards are not determinable at this time, except for the Director Stock Awards in any given year. The following table contains information with respect to the grant of awards under the 2001 Plan during fiscal year 2002 to the executive officers named in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, and all other employees as a group. Dollar values are based on the February 28, 2003 closing price of the Company's common stock of $22.75.

AMENDED PLAN BENEFITS

2001 Stock Incentive Plan Awards in Fiscal Year 2002

Name and position	Dollar value ($)	Number of units
Robert S. Boswell Chairman of the Board and Chief Executive Officer	0	0
H. Craig Clark President and Chief Operating Officer	0	0
David H. Keyte Executive Vice President and Chief Financial Officer	0	0
James W. Knell Senior Vice President—Gulf Coast Region	0	0
Newton W. Wilson III Senior Vice President—Legal Affairs & Secretary	0	0
All current executive officers as a group	0	0
All current non-executive Directors as a group (7 persons)	$796,250	35,000
All employees (including all current officers who are not executive officers) as a group	$1,258,075	55,300

Administration

        The 2001 Plan is administered by a committee (the "Committee") of, and appointed by, the Board and is comprised solely of two or more non-employee directors who also qualify as "outside directors" (within the meaning assigned to such term under Section 162(m) of the Code). The Board has appointed the Compensation Committee to administer the 2001 Plan.

        The Committee has full authority, subject to the terms of the 2001 Plan, to establish rules and regulations for the proper administration of the 2001 Plan, to select the employees, consultants, and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. When granting awards, the Committee considers such factors as an individual's duties and present and potential contributions to the Company's success. However, the Committee does not have the authority or discretion to grant Director Stock Awards as such awards are granted automatically under the terms of the 2001 Plan.

        The Committee may from time to time, in its sole discretion, delegate to the Chief Executive Officer of the Company the administration of the 2001 Plan, including the right to grant awards, insofar as such administration and power to grant awards relates to any person who is not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such delegation may be effective only so long as the Chief Executive Officer is a director of the Company, and the Committee may revoke the delegation at any time. The Committee, in its sole discretion, may place any conditions and restrictions on the powers delegated to the Chief Executive Officer. In the event of a conflict in a determination or interpretation under the 2001 Plan as between the Committee and the Chief Executive Officer, the determination or interpretation of the Committee shall be conclusive.

Term of 2001 Plan

        The 2001 Plan became effective as of February 14, 2001 and was approved by the shareholders of the Company at the 2001 Annual Shareholders Meeting. The 2001 Plan will expire and no further awards may be granted under the 2001 Plan after February 13, 2011. The Board in its discretion may terminate the 2001 Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Stock Options

        Term of Option.    The term of each option will be as specified by the Committee at the date of grant (but not more than ten years in the case of Incentive Stock Options). The effect of the termination of an optionee's employment, consulting relationship, or membership on the Board will be specified in the option contract that evidences each option grant. If Proposal No. 2 is approved, the 2001 Plan will limit the term of each option to ten years.

        Option Price.    The option price will be determined by the Committee and will be no less than the fair market value of the shares on the date that the option is granted; provided, however, that the option price for Director Stock Awards to non-employee directors will be the fair market value of the shares on the date that the option is granted. Except for adjustments for certain changes in the Common Stock, the Committee may not, without the approval of the shareholders of the Company, amend any outstanding option contract that evidences an option grant to lower the option price (or cancel and replace any outstanding option contract with an option contract having a lower option price).

        Special Rules For Certain Shareholders.    If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

        Size of Grant.    Subject to the limitations described above, the number of shares for which an option is granted to an employee, consultant or director will be determined by the Committee. Non-employee directors of the Company will receive automatic Director Stock Awards under the 2001 Plan (without the exercise of the discretion of the Committee or any other person or persons), and the size of such grants are determined as follows: (i) each non-employee director who is elected to the Board for the first time will receive, on the date of his or her election, an option exercisable for 5,000 shares of Common Stock (subject to adjustment for certain changes in the Common Stock) and (ii) as of the date of each annual meeting of the shareholders of the Company in each year that the 2001 Plan is in effect, each non-employee director who is then in office and who is not entitled to receive (and who has not, during the period beginning on the January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) a grant as described in clause (i) will receive an option exercisable for 5,000 shares of Common Stock (subject to adjustment for certain changes in the Common Stock).

        Status of Options.    The status of each option granted to an employee as either an Incentive Stock Option or a Non-statutory Stock Option will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Non-statutory Stock Options. All options granted to consultants and non-employee directors will be Non-statutory Stock Options.

        Payment.    The option price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash, other shares of Common Stock owned by the optionee, or by a combination of cash and Common Stock. Additionally, stock appreciation rights may be granted to optionees in conjunction with stock options granted under the 2001 Plan. Stock appreciation rights give the holder, among other things, the right to a payment in cash, Common Stock, or a combination thereof, in an amount equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of the Common Stock on the exercise date over the option exercise price. The 2001 Plan also allows the Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an option.

        Option Agreement.    All options will be evidenced by a written contract containing provisions consistent with the 2001 Plan and such other provisions as the Committee deems appropriate.

        Transferability.    An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. A Non-statutory Stock Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Committee.

        Special Rules for Director Stock Awards to Non-Employee Directors.    All Director Stock Awards granted to non-employee directors of the Company will be Non-statutory Stock Options that (i) have a term of ten years from the date of grant, (ii) vest and are exercisable in full from and after the date of grant, and (iii) subject to clause (i) above, are exercisable only while the non-employee director remains a member of the Board and for one year after the date upon which the non-employee director ceases to be a member of the Board for any reason whatsoever.

Restricted Stock

        Transfer Restrictions and Forfeiture Obligations.    Pursuant to a Restricted Stock award, shares of Common Stock will be issued or delivered to the employee, consultant or director at the time the award is made without any payment to the Company (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to the Company as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on shareholders' equity achieved by the Company, or (12) the total shareholders' return achieved by the Company, (ii) the holder's continued employment or continued service as a consultant or director with the Company and its affiliates for a specified period, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion or (iv) a combination of any of these factors. The performance measures may be made subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon future performance of the Company or any affiliate, division or department thereof. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a shareholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock awards, including but not limited to rules pertaining to the effect of the termination of employment or service as a consultant or a director of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

        Accelerated Vesting.    The Committee may, in its discretion, fully vest any outstanding Restricted Stock award as of a date determined by the Committee, but the Committee may not take any action to vest a Restricted Stock award that has been granted to a covered employee (within the meaning of Section 162(m) of the Code) if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

        Other Terms and Conditions.    The Committee may establish other terms and conditions for the issuance of Restricted Stock under the 2001 Plan.

Performance Awards

        Performance Period.    The Committee may, in its sole discretion, grant Performance Awards under the 2001 Plan that may be paid in cash, Common Stock, or a combination thereof as determined by the Committee. At the time of the grant, the Committee will establish the maximum number of shares of Common Stock subject to, or the maximum value of, each Performance Award and the performance period over which the performance applicable to the award will be measured. A Performance Award will terminate if the recipient's employment or service as a consultant or director of the Company and its affiliates terminates during the applicable performance period, except as otherwise determined by the Committee.

        Performance Measures.    The receipt of cash or Common Stock pursuant to a Performance Award will be contingent upon satisfaction by the Company, or any affiliate, division or department thereof, of performance targets established by the Committee either (i) prior to the beginning of the performance period, or (ii) within ninety days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time the targets are established, but not later than the date that 25% of the performance period has elapsed. The performance targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices. The performance targets may be based upon (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on shareholders' equity achieved by the Company, (12) the total shareholders' return achieved by the Company, or (13) a combination of any of the foregoing. The Committee may, in its sole discretion, provide for an adjustable Performance Award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a Performance Award during the performance period.

        Payment.    Following the end of the performance period, the Committee will determine and certify in writing the amount payable to the holder of the Performance Award, not to exceed the maximum number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period. Payment may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Such payment may be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, then such payment will be based on the fair market value of the Common Stock on the payment date.

        Other Terms and Conditions.    The Committee may establish other terms and conditions for Performance Awards under the 2001 Plan.

Phantom Stock Awards

        Forfeiture.    Phantom Stock Awards under the 2001 Plan are awards of Common Stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the recipient of a Phantom Stock Award. A Phantom Stock Award will terminate if the recipient's employment or service as a consultant or director of the Company and its affiliates terminates during the applicable vesting period, except as otherwise determined by the Committee.

        Payment.    Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof. Payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash will be based on the fair market value of the Common Stock on the payment date.

        Other Terms and Conditions.    The Committee may establish other terms and conditions for Phantom Stock Awards under the 2001 Plan.

Corporate Change and Other Adjustments

        The 2001 Plan provides that, upon a Corporate Change (as hereinafter defined), the Committee may accelerate the vesting of options, cancel options and cause the Company to make payments in respect thereof in cash, or adjust the outstanding options as appropriate to reflect such Corporate Change (including, without limitation, adjusting an option to provide that the number and class of shares of Common Stock covered by such option will be adjusted so that the option will thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the Committee). Upon the occurrence of a Corporate Change, the Committee may adjust the outstanding Restricted Stock awards as appropriate to reflect such Corporate Change or fully vest such outstanding Restricted Stock awards and, upon such vesting, all restrictions applicable to such Restricted Stock will terminate. Further, upon the occurrence of a Corporate Change, the Committee may adjust the outstanding Performance Awards or Phantom Stock Awards as appropriate to reflect such Corporate Change, or cancel any of such outstanding awards and cause the Company to make payments in respect thereof in cash, which payments shall be prorated in the event that the applicable performance or vesting period with respect to such awards has not been completed. The 2001 Plan provides that a Corporate Change occurs (i) if the Company is dissolved and liquidated, (ii) if the Company is not the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (iii) if the Company sells, leases or exchanges all or substantially all of its assets, (iv) if any person, entity or group acquires or gains ownership or control of more than 40% of the outstanding shares of the Company's voting stock, or (v) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board.

        The maximum number of shares that may be issued under the 2001 Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations,

as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2001 Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

Amendments

        The Board may from time to time amend the 2001 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant's consent. Further, without the prior approval of the shareholders of the Company, the Board may not amend the 2001 Plan to change the class of eligible individuals, increase the number of shares of Common Stock that may be issued under the 2001 Plan, or amend or delete the provisions of the 2001 Plan that prevent the Committee from amending any outstanding option contract to lower the option price (or cancel and replace any outstanding option contract with an option contract having a lower option price).

Federal Income Tax Aspects of the 2001 Plan

        Incentive Stock Options.    Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

        Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

        Non-Statutory Stock Options (Including Director Stock Awards) and Stock Appreciation Rights.    As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-statutory Stock Option such as those under the 2001 Plan (whether or not including a stock appreciation right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-statutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Non-statutory Stock Option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

        Upon a subsequent disposition of the shares received upon exercise of a Non-statutory Stock Option or a stock appreciation right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Non-statutory Stock Option or stock appreciation right.

        Restricted Stock.    The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

        Performance Awards and Phantom Stock Awards.    An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company.

        Section 162(m) of the Code.    Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options granted by the Committee under the 2001 Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that compensation income generated in connection with Performance Awards granted by the Committee under the 2001 Plan should not be limited by Section 162(m) of the Code. The 2001 Plan has been designed to provide flexibility with respect to whether Restricted Stock awards granted by the Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock award granted by the Committee is based solely upon the satisfaction of one of the performance criteria set forth in the 2001 Plan, then the Company believes that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock awards granted by the Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a change of control or vesting based upon continued service with the Company). Director Stock Awards under the 2001 Plan are not impacted by Section 162(m) of the Code because the deduction limitation is not applicable to the recipients of such awards. Compensation income generated in connection with Phantom Stock Awards under the 2001 Plan will be subject to the Section 162(m) deduction limitation. Further, the income generated in connection with all awards granted under the Plan by the Chief Executive Officer of the Company will not qualify as performance-based compensation and, accordingly, the Company's deduction for such compensation may be limited by Section 162(m) of the Code.

        The 2001 Plan is not qualified under Section 401(a) of the Code.

        The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2001 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2001 Plan or award recipients.

Inapplicability of ERISA

        Based upon current law and published interpretations, the Company does not believe that the 2001 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PROPOSAL NO. 3—APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to ratification by our shareholders, the Board has designated the firm of KPMG LLP, Suite 2700, 707 Seventeenth Street, Denver, Colorado 80202 as independent auditors to examine and audit our financial statements for the year 2003. KPMG has audited our financial statements for over 50 years and is considered to be well qualified. The designation of such firm as auditors is being submitted for ratification or rejection at the Annual Meeting. Action by shareholders is not required under the law for the appointment of independent auditors, but the ratification of their appointment is submitted by the Board in order to give our shareholders the final choice in the designation of auditors.

        A representative of KPMG will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will also be available to respond to appropriate questions.

        The following table presents fees for professional audit services rendered by KPMG for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG. The Audit Committee has reviewed the services provided by KPMG for non-audit services and concluded that the provision of such services is compatible with maintaining the independence of KPMG.

Audit fees, excluding audit related	$489,258

All other fees:
Audit related fees(1)	82,620
Other non-audit services(2)	99,272

Total all fees	$671,150

(1)
Audit related fees consisted principally of audits of financial statements of certain employee benefit plans, special purpose and statutory audit reports, review of registration statements and issuance of consents, issuances of letters to underwriters, annual proxy assistance and international audit assistance.

(2)
Other non-audit fees consisted of fees for consultation on accounting issues, insurance risk management analysis, and tax services.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

ADJOURNMENT OF THE ANNUAL MEETING

        Approval of Proposal No. 1 regarding the election of directors requires the affirmative vote of a plurality of the votes represented at the Annual Meeting by shares of our common stock entitled to vote. Approval of Proposal No. 2 regarding the amendment of the 2001 Stock Incentive Plan and Proposal No. 3 regarding the appointment of independent auditors requires the affirmative vote of at least a majority of the votes represented at the Annual Meeting by shares of our common stock entitled to vote. In each case, the presence in person or by proxy of the holders of a majority of the shares of our common stock entitled to vote is necessary to transact business at the Annual Meeting in order to approve the proposals. In the event there is an insufficient number of shares of our common stock present in person or by proxy at the Annual Meeting to approve such proposals, the Board of Directors will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting, but would in no event be more than 30 days after the date of the Annual Meeting.

SHAREHOLDER PROPOSALS

        We must receive proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders no later than December 3, 2003 in order for the proposals to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. These proposals should be sent to Newton W. Wilson III, our Secretary, via facsimile to 303.812.1445 or by mail to Newton W. Wilson III, Secretary, 1600 Broadway, Suite 2200, Denver, Colorado 80202.

        In order to be presented at the 2004 Annual Meeting of Shareholders, a shareholder proposal for action or a nomination for director must be submitted in writing to the Secretary of the Company at the above facsimile number or mailing address and must be received at our principal executive offices no earlier than December 29, 2003 and no later than January 28, 2004. Any such proposal must be under law, an appropriate subject for shareholder action, and must otherwise comply with Article I of our Bylaws.

GENERAL AND OTHER MATTERS

        The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting or any of its adjournments or postponements, the person or persons voting the proxies will vote them in accordance with their judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them for the election of such other person for such directorship as our Board may recommend unless, prior to the Annual Meeting, our Board has eliminated that directorship by reducing the size of the Board of Directors. The Board of Directors is not aware that any nominee named herein will be unwilling or unable to serve as a director.

        Forest carries directors and officers liability coverages designed to insure the directors and officers of Forest and its subsidiaries against certain liabilities incurred by them in the performance of their duties and also providing for reimbursement in certain cases to Forest and its subsidiaries for sums paid by them to directors and officers as indemnification for similar liability. This type of coverage was originally purchased by Forest on May 24, 1978 and was most recently renewed on July 25, 2002, for a renewal period of one year. Primary insurance of $10,000,000 has been secured with Chubb Insurance Company and excess insurance coverage of $15,000,000 has been secured with The Hartford Insurance Company for a total coverage of $25,000,000. In addition, we have obtained excess insurance coverage for the officers and directors in the amount of $10,000,000 with Hartford. Aggregate premiums for the 12-month period ending July 2003 are $693,125. Aggregate premiums for the prior 36-month period ending July 2002 were $1,020,000. No claims have been filed and no payments have been made to Forest or its subsidiaries or to any of their directors or officers under this coverage.

COSTS OF SOLICITATION AND OTHER MATTERS

        We will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies, including any costs associated with retaining a third-party proxy solicitor. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. In addition, we will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock held in their names. We have engaged Georgeson & Company to assist us in the solicitation of proxies and have agreed to pay a fee of $6,000 and reimburse them for certain charges and expenses.

Delivery of Documents to Security Holders Sharing an Address

        The Securities and Exchange Commission permits companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to those shareholders. This method of delivery, often referred to as "householding," is meant to reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. We are not householding proxy materials for our shareholders of record in connection with our 2003 Annual Meeting. However, we have been notified that certain intermediaries may household proxy materials. If you hold your shares of our common stock through a broker or bank that has determined to household proxy materials:

  •
  Only one Proxy Statement and 2002 Annual Report to Shareholders will be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary; and

  •
  We will promptly deliver to you a separate copy of the Proxy Statement and 2002 Annual Report to Shareholders if you so request by calling us at 303.812.1400 or by writing to our Secretary at Forest Oil Corporation, 1600 Broadway, Suite 2200, Denver, Colorado 80202. You may also contact your bank or broker to make a similar request. If your household is receiving multiple copies of our proxy statements and annual reports, you can request delivery from your bank or broker of only a single copy of our proxy statements and annual reports if your bank or broker has decided to household proxy materials.

        You are encouraged to complete your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

By Order of the Board of Directors,

NEWTON W. WILSON III Secretary
April 2, 2003

APPENDIX A

Note: This version of the Forest Oil Corporation 2001 Stock Incentive Plan shows the Plan as proposed to be amended if Proposal No. 2 receives the requisite number of "FOR" votes at our 2003 Annual Shareholders Meeting. Each provision of the Plan that is proposed to be amended is underlined and in boldface type.

FOREST OIL CORPORATION
2001 STOCK INCENTIVE PLAN
AS AMENDED EFFECTIVE AS OF MAY 8, 2003

I. PURPOSE

        The purpose of the FOREST OIL CORPORATION 2001 STOCK INCENTIVE PLAN (the "Plan") is to provide a means through which FOREST OIL CORPORATION, a New York corporation (the "Company"), and its Affiliates may attract able persons to serve as Officers, Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Director Stock Awards to Non-Employee Directors and for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Officer, employee, Consultant, or Director as provided herein.

II. DEFINITIONS

        The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

            (a)  "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

            (b)  "Award" means, individually or collectively, any Director Stock Award, Option, Restricted Stock Award, Performance Award or Phantom Stock Award.

            (c)  "Board" means the Board of Directors of the Company.

            (d)  "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

            (e)  "Committee" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

              (f)  "Common Stock" means the common stock, par value $.10 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph XI.

            (g)  "Company" means Forest Oil Corporation, a New York corporation.

            (h)  "Consultant" means any person who is not an employee and who is providing advisory or consulting services to the Company or any Affiliate.

              (i)  "Corporate Change" shall have the meaning assigned to such term in Paragraph XI(c) of the Plan.

              (j)  "Director" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

            (k)  "Director Stock Award" means an Option granted under Paragraph VII(f) of the Plan to a Non-Employee Director.

              (l)  An "employee" means any person (including an Officer or a Director) in an employment relationship with the Company or any Affiliate.

            (m)  "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Common Stock reported by (i) the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

            (n)  "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code.

            (o)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

            (p)  "Non-Employee Director" means any member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3.

            (q)  "Officer" means an individual who holds one of the offices of the Company as provided under the Bylaws of the Company.

            (r)  "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

            (s)  "Option Agreement" means a written agreement between the Company and a Participant with respect to an Option.

              (t)  "Participant" means an employee, Consultant, or Director who has been granted an Award.

            (u)  "Performance Award" means an Award granted under Paragraph IX of the Plan.

            (v)  "Performance Award Agreement" means a written agreement between the Company and a Participant with respect to a Performance Award.

            (w)  "Phantom Stock Award" means an Award granted under Paragraph X of the Plan.

            (x)  "Phantom Stock Award Agreement" means a written agreement between the Company and a Participant with respect to a Phantom Stock Award.

            (y)  "Plan" means the Forest Oil Corporation 2001 Stock Incentive Plan, as amended from time to time.

            (z)  "Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

          (aa)  "Restricted Stock Award" means an Award granted under Paragraph VIII of the Plan.

          (bb)  "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

          (cc)  "Stock Appreciation Right" shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no Option shall be exercisable and no Performance Award, Phantom Stock Award, Restricted Stock Award, or Director Stock Award shall vest or become satisfiable prior to such shareholder approval. Amendment No. 1 to the Plan shall become effective upon the approval of shareholders at the 2003 Annual Meeting of Shareholders. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards granted under the Plan have vested or been forfeited, and all Performance Awards, Phantom Stock Awards, and Director Stock Awards have been satisfied or expired.

IV. ADMINISTRATION

        (a)    Composition of Committee.    The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more Non-Employee Directors who also qualify as "outside directors" (within the meaning assigned to such term under section 162(m) of the Code and applicable interpretive authority thereunder).

        (b)    Powers.    Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of shares to be subject to each Option or Restricted Stock Award, the number of shares subject to or the value of each Performance Award, and the value of each Phantom Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant.

Notwithstanding the preceding provisions of this Subparagraph, Director Stock Awards shall be granted as provided in Paragraph VII(f).

        (c)    Additional Powers.    The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

        (d)    Delegation of Authority by the Committee.    Notwithstanding the preceding provisions of this Paragraph IV or any other provision of the Plan to the contrary, the Committee may from time to time, in its sole discretion, delegate to the Chief Executive Officer of the Company the administration (or interpretation of any provision) of the Plan, and the right to grant Awards under the Plan, insofar as such administration (and interpretation) and power to grant Awards relates to any person who is not subject to Section 16 of the 1934 Act (including any successor section to the same or similar effect). Any such delegation may be effective only so long as the Chief Executive Officer of the Company is a Director, and the Committee may revoke such delegation at any time. The Committee may put any conditions and restrictions on the powers that may be exercised by the Chief Executive Officer of the Company upon such delegation as the Committee determines in its sole discretion. In the event of any conflict in a determination or interpretation under the Plan as between the Committee and the Chief Executive Officer of the Company, the determination or interpretation, as applicable, of the Committee shall be conclusive.

V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS; GRANT OF AWARDS

        (a)    Shares Subject to the Plan and Award Limits.    Subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,800,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award denominated in shares of Common Stock is settled in cash. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, (1) the maximum number of shares of Common Stock that may be subject to Options, Restricted Stock Awards and Performance Awards denominated in shares of Common Stock granted to any one individual during the term of the Plan may not exceed 950,000 shares of Common Stock, (2) no more than 950,000 shares of Common Stock may be utilized for Performance Awards, Phantom Stock Awards or Restricted Stock Awards during the term of the Plan, (3) no more than 237,500 shares of Common Stock may be subject to Restricted Stock Awards granted to any one individual during the term of the Plan, and (4) the maximum amount of compensation that may be paid under all Performance Awards under the Plan denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $2,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award. The number of shares specified in each of clauses (1), (2) and (3) of the preceding sentence shall be subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to

Options then outstanding, and all of the limitations set forth in the preceding sentence shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

        (b)    Grant of Awards.    The Committee may from time to time grant Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan. Director Stock Awards shall be awarded as provided in Paragraph VII(f).

        (c)    Stock Offered.    Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

VI. ELIGIBILITY

        Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, or any combination thereof. Notwithstanding the preceding provisions of this Paragraph, a Director Stock Award may only be granted to a Non-Employee Director.

VII. STOCK OPTIONS

        (a)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant; provided, that the term of an Option shall not exceed ten years.

        (b)    Limitations on Exercise of Option.    An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

        (c)    Special Limitations on Incentive Stock Options.    An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

        (d)    Option Agreement.    Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe. In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable); provided, however, that, except as provided in Paragraph XI, the Committee may not, without approval of the shareholders of the Company, amend any outstanding Option Agreement to lower the option price (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower option price).

        (e)    Option Price and Payment.    The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph XI, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

        (f)    Director Stock Awards.    The preceding provisions of this Paragraph VII to the contrary notwithstanding, each Non-Employee Director who is elected to the Board for the first time on or after the date upon which the Plan is approved by the shareholders of the Company as provided in Paragraph III shall receive, as of the date of his or her election and without the exercise of the discretion of the Committee or any person or persons, an Option exercisable for 5,000 shares of Common Stock (subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding). As of the date of the annual meeting of the shareholders of the Company in each year that the Plan is in effect as provided in Paragraph III, each Non-Employee Director then in office who is not then entitled to receive (and who has not, during the period beginning on the January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) an Option pursuant to the preceding sentence of this Subparagraph VII(f) shall receive, without the exercise of the discretion of the Committee or any person or persons, an Option exercisable for 5,000 shares of Common Stock (subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, each Non-Employee Director shall receive an Option for his or her pro-rata share of the total number of shares of Common Stock then available under the Plan. Each Option granted to a Non-Employee Director shall be evidenced by an Option Agreement and (i) have a term of ten years from the date of grant, (ii) vest and be exercisable in full from and after the date of grant, (iii) not constitute an Incentive Stock Option, and (iv) subject to clause (i) above, be exercisable only while the Non-Employee Director remains a member of the Board and for one year after the date upon which the Non-Employee Director ceases to be a member of the Board for any reason whatsoever. The price at which a share of Common Stock may be purchased upon exercise of an Option granted under this Subparagraph VII(f) shall be the Fair Market Value of a share of Common Stock on the date such Option is granted (subject to adjustment as provided in Paragraph XI).

        (g)    Shareholder Rights and Privileges.    The Participant shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant's name.

        (h)    Options and Rights in Substitution for Options Granted by Other Employers.    Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

VIII. RESTRICTED STOCK AWARDS

        (a)    Forfeiture Restrictions To Be Established by the Committee.    Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance measures established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on shareholders' equity achieved by the Company, or (12) the total shareholders' return achieved by the Company, (ii) the Participant's continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. The performance measures described in clause (i) of the preceding sentence may be subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

        (b)    Other Terms and Conditions.    Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

        (c)    Payment for Restricted Stock.    The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

        (d)    Committee's Discretion to Accelerate Vesting of Restricted Stock Awards.    The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. Notwithstanding the preceding provisions of this Subparagraph, the Committee may not take any action described in this Subparagraph with respect to a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

        (e)    Restricted Stock Agreements.    At the time any Award is made under this Paragraph VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Participant and the restriction set forth in the last sentence of Subparagraph (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

IX. PERFORMANCE AWARDS

        (a)    Performance Period.    The Committee shall establish, with respect to and at the time of each Performance Award, the number of shares of Common Stock subject to, or the maximum value of, the Performance Award and the performance period over which the performance applicable to the Performance Award shall be measured.

        (b)    Performance Measures.    A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, division, or department thereof during the performance period. The Committee shall establish the performance measures applicable to such performance either (i) prior to the beginning of the performance period or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that 25% of the performance period has elapsed; provided such measures may be made subject to adjustment for specified significant extraordinary items or events. The performance measures may be absolute, relative to one or more other companies, or relative to one or more indexes. The performance measures established by the Committee may be based upon (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on shareholders' equity achieved by the Company, (12) the total shareholders' return achieved by the Company, or (13) a combination of any of the foregoing. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of performance measures.

        (c)    Awards Criteria.    In determining the value of Performance Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant's Performance Award during the performance period.

        (d)    Payment.    Following the end of the performance period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in cash, Common Stock, or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date.

        (e)    Termination of Award.    A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable performance period, except as may be determined by the Committee.

        (f)    Performance Award Agreements.    At the time any Award is made under this Paragraph IX, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

X. PHANTOM STOCK AWARDS

        (a)    Phantom Stock Awards.    Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award.

        (b)    Award Period.    The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

        (c)    Awards Criteria.    In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

        (d)    Payment.    Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.

        (e)    Termination of Award.    A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

        (f)    Phantom Stock Award Agreements.    At the time any Award is made under this Paragraph X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

XI. RECAPITALIZATION OR REORGANIZATION

        (a)    No Effect on Right or Power.    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b)    Subdivision or Consolidation of Shares; Stock Dividends.    The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

        (c)    Recapitalizations and Corporate Changes.    If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 40% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) 10 days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) 30 days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

        (d)    Change of Control Value.    For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

        (e)    Other Changes in the Common Stock.    In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XI, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common

Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, except as otherwise provided by the Committee, upon the occurrence of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Performance Awards and Phantom Stock Awards as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Performance Awards and Phantom Stock Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value of such Performance Award or Phantom Stock Award which, in the event the applicable performance or vesting period set forth in such Performance Award or Phantom Stock Award has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the surrender, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.

        (f)    Shareholder Action.    Any adjustment provided for in the above Subparagraphs shall be subject to any required shareholder action.

        (g)    No Adjustments unless Otherwise Provided.    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XII. AMENDMENT AND TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the shareholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan or (b) amend or delete the final sentence of Paragraph VII(d).

XIII. MISCELLANEOUS

        (a)    No Right To An Award.    Except as provided in Paragraph VII(f) above, neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award or a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

        (b)    No Employment Rights Conferred.    Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

        (c)    Other Laws; Withholding.    The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

        (d)    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

        (e)    Restrictions on Transfer.    An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

        (f)    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof.

PROXY
FOREST OIL CORPORATION
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Shareholders

        I have received the Proxy Statement dated April 2, 2003 of Forest Oil Corporation and hereby appoint Robert S. Boswell and Newton W. Wilson III, and each of them, as my proxies, with full power of substitution and resubstitution, to represent me at the Annual Meeting of Shareholders of the Company to be held on May 8, 2003 (and at any adjournments or postponements of the Annual Meeting), and to vote all shares of common stock that I would be entitled to vote if personally present at the Annual Meeting, or any adjournment or postponement of the meeting, in the manner specified below (or, if I do not specify how to vote, to vote all of my shares FOR all proposals described below and to vote in the discretion of the proxies as to any other matters coming before the Annual Meeting.)

SEE REVERSE	CONTINUED AND TO BE SIGNED ON	SEE REVERSE
SIDE	REVERSE SIDE	SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Forest Oil Corporation account online.

Access your Forest Oil Corp. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Forest Oil Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

  •
  SSN or Investor ID

  •
  PIN

  •
  Then click on the "Establish Pin" button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

  •
  SSN or Investor ID

  •
  PIN

  •
  Then click on the "Submit" button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

  •
  Certificate History

  •
  Book-Entry Information

  •
  Issue Certificate

  •
  Payment History

  •
  Address Change

  •
  Duplicate 1099

For Technical Assistance Call 1.877.978.7778 between
9am-7pm Monday-Friday Eastern Time

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS REFERRED TO BELOW.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

If you choose not to vote via Telephone or the Internet, please promptly mark this Proxy Card to specify how you would like your shares voted and date, sign and mail it in the enclosed envelope. No postage is required.

					FOR	AGAINST	ABSTAIN
Proposal 1.	Proposal to elect two Class III directors to serve until our 2006 Annual Meeting of Shareholders and to elect one Class I director to serve until our 2004 Annual Meeting of Shareholders.		Proposal 2.	Proposal to amend the Company's 2001 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder and to modify certain award limits within the Plan.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
*To withhold authority to vote for all three nominees check the box marked "Withheld". To withhold authority to vote for any individual Class III nominee, strike a line through the nominee's name in the list below:	FOR ALL ☐	WITHHELD* ☐	Proposal 3.	Proposal to ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2003.	☐	☐	☐
01 Robert S. Boswell, 02 William L. Britton				In addition, I hereby authorize such proxies to vote my shares in their discretion as to any other matters that may come before the Annual Meeting.	MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐
To withhold authority to vote for the Class I nominee, strike a line through the nominee's name below: 03 Cortlandt S. Dietler
IF YOU EXECUTE AND RETURN THIS PROXY CARD BUT DO NOT SPECIFY THE MANNER IN WHICH THE PROXIES SHOULD VOTE YOUR SHARES, THE PROXIES WILL VOTE YOUR SHARES "FOR" ALL OF THE FOREGOING PROPOSALS AND IN THEIR DISCRETION AS TO ANY OTHER MATTERS COMING BEFORE THE MEETING.

			By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
Signature	Signature	Date

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If signed by a partnership, please sign in the partnership name by authorized person.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/fst		Telephone 1.800.435.6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.forestoil.com